Lincoln Variable Insurance Products Trust 150 N. Radnor Chester Rd. Radnor, PA 19087

Phone:	484-583-8081
e-Mail:	john.cacchione@lfg.com

VIA EDGAR

December 4, 2014

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-4644

RE: Registrant: Lincoln Variable Insurance Products Trust (“Trust”)

On behalf of the following series: LVIP Managed Risk Profile 2010 Fund, LVIP Managed Risk Profile 2020 Fund, LVIP Managed Risk Profile 2030 Fund, LVIP Managed Risk Profile 2040 Fund, LVIP Managed Risk Profile 2050 Fund, LVIP Managed Risk American Balanced Allocation Fund, LVIP Managed Risk American Growth Allocation Fund, LVIP Managed Risk Profile Moderate Fund, and LVIP Managed Risk Profile Growth Fund (the “Funds”).

File Nos.: 033-70742 and 811-08090

Dear Sir or Madam:

Attached for filing on behalf of the Trust, pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Funds’ Prospectus dated May 1, 2014, as supplemented November 18, 2014. The purpose of this filing is to submit the Fund’s Rule 497(e) filing in XBRL format.

Please contact me at the number indicated above if you have any questions or comments about this filing.

Sincerely,

/s/ John F. Cacchione

John F. Cacchione, Esq.

Senior Counsel